SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of (Date of earliest event reported): August 9, 2021

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events

On August 9, 2021, in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Chapter 11 case of AeroCentury Corp. (“AeroCentury”) and its two U.S. subsidiaries, JetFleet Management Corp., and JetFleet Holding Corp. (the three corporations collectively referred to as the “Debtors”), the Debtors filed notice with the Bankruptcy Court that an investment term sheet (the “LOI”) had been executed by AeroCentury.with Yucheng Hu, Hao Yang, Jing Li, Yeh Ching and Yu Wang, and identifying such individuals as “Plan Sponsor” chosen by the Debtors to provide equity investment of US$11 million into AeroCentury through the purchase of Common Stock from AeroCentury, as part of the Debtors’ plan of exit from Chapter 11.

The LOI is subject to the execution of definitive documentation in form and substance reasonably acceptable to the Debtors and the Plan Sponsor and the approval of the Bankruptcy Court.

Following is a summary of the principal terms of the LOI. This summary is qualified in its entirety by reference to the LOI set forth as Exhibit 99.1 to this Report.

●
Deposit. Following execution of the LOI, the Plan Sponsor shall deposit US$1.65 million (“Deposit”) into an escrow account to be identified and established by the Debtors. On the effective date of the Combined Disclosure Statement and Plan (the “Effective Date”) and the closing of the Plan Sponsor’s purchase of AeroCentury Common Stock (“New ACY Shares”), the Deposit will be released to AeroCentury and will be applied toward Plan Sponsor’s purchase price for the New ACY Shares.

●
Plan Sponsor Equity Investment. The Plan Sponsor and the Debtors shall negotiate and enter into an agreement (“Plan Sponsor Agreement”) for the terms and conditions of the issuance of the New ACY Shares. The Plan Sponsor Agreement shall provide that, at closing, AeroCentury will issue 2,894,737 New ACY Shares to the Plan Sponsor at a purchase price equal to $3.85 per share, for an aggregate purchase price of US$11 million. The New ACY Shares issuance would result in post-issuance pro forma ownership percentages of the AeroCentury common stock of (a) 64.89% held by the Plan Sponsor, and (b) 35.11% held by existing shareholders of AeroCentury on the Effective Date (the “Legacy ACY Shareholders”).

●
Refundability of the Deposit. In the event the purchase of the New ACY Shares does not close as a result of the Plan Sponsor seeking to modify the terms subsequent to execution of the LOI or the Plan Sponsor’s failure to comply with the terms of Plan Sponsor Agreement, the Deposit will be forfeited to AeroCentury. In the event the purchase of the New ACY Shares does not close as a result of Debtors’ failure to comply with the terms of the Plan Sponsor Agreement or the failure of the conditions precedent set forth in the Plan Sponsor Agreement, the Deposit will be refunded to Plan Sponsor. If the Bankruptcy Court or any regulatory authority having the authority to block the consummation of the purchase of the New ACY Shares does not approve of the purchase of the New ACY Shares on the terms set forth in the LOI, the Deposit will be refunded to Plan Sponsor.

●
Breakup Fee. If, after the LOI has been executed by the Debtors and Plan Sponsor, the Bankruptcy Court accepts and approves an exit financing transaction for AeroCentury with a party other than the Plan Sponsor (an “Alternative Transaction”), AeroCentury shall pay Plan Sponsor, upon the closing of such Alternative Transaction, a breakup fee equal to US$1,000,000, in addition to the return of the Deposit.

●
New Capital Structure for JetFleet Holding Corp. (“JHC”). On the Effective Date, the following transactions relating to JHC equity ownership shall be executed:

■
Cancellation of ACY Equity in JHC. All outstanding stock of JetFleet Holding Corp. (“JHC”) currently held 100% by its parent, AeroCentury, shall be canceled.

■
JHC Common Stock Issuance to Plan Sponsor and JHC Management. Plan Sponsor shall acquire 35,000 shares of common stock of JHC, and certain employees of JHC (“JHC Management”) that will be appointed to continue the legacy aircraft leasing business of AeroCentury through JHC shall acquire 65,000 shares of common stock of JHC. All shares of common stock of JHC will be purchased at a price of USD$1 per share.

■
JHC Series A Preferred Stock Issuance to AeroCentury. AeroCentury will use USD$2 million of its proceeds from the Plan Sponsor’s purchase of New ACY Shares to purchase new JHC Series A Preferred Stock from JHC. The JHC Series A Preferred Stock shall carry a dividend rate of 7.5% per annum, shall be non-convertible and non-transferable, shall be redeemable by JHC at any time, but shall only be redeemable by AeroCentury after 7 years. The JHC Series A Preferred Stockholders shall in the aggregate constitute 51% of the voting equity of JHC, voting as a single class together with the outstanding JHC Common Stock.

■
Distribution of Trust Interest in JHC Series B to Legacy ACY Shareholders. A trust (“Legacy Trust”) will be established for the benefit of the Legacy ACY Shareholders, and JHC will issue new JHC Series B Preferred Stock to the Legacy Trust. The JHC Series B Preferred Stock issued to the Legacy Trust will have an aggregate liquidation preference of USD$1, non-convertible, non-transferable, non-voting, will not pay a dividend, and will contain a mandatory, redeemable provision. The JHC Series B Preferred Stock will be redeemable for an aggregate amount equal to (i) USD$1,000,000, if the JHC Series B Preferred Stock is redeemed after the first fiscal year for which JHC reports positive EBITDA for the preceding 12-month period, or (ii) USD$0.001 per share, if the JHC Series B Preferred Stock is redeemed prior the first fiscal year for which JHC reports positive EBITDA for the preceding 12-month period.

●
Cash Distribution to Legacy ACY Shareholders. As soon as practicable following the Effective Date, AeroCentury will make a cash dividend distribution to the Legacy ACY Shareholders in the aggregate amount of US$1,000,000, funded from the purchase price paid by Plan Sponsor for the New ACY Shares.

●
Board Make-up Following Sponsor Investment. Following the Effective Date, AeroCentury will have a Board of Directors initially consisting of five (5) members, which will consist of (i) three directors designated by Yucheng Hu (the “Lead Investor”) and (ii) two directors to be mutually agreed upon by the Lead Investor and the current incumbent Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
99.1	Investment Term Sheet, dated July 9, 2021, between AeroCentury Corp. and Yucheng Hu, as Lead Investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 10, 2021
AEROCENTURY CORP.

By: /s/ Harold M. Lyons
Harold M. Lyons
Sr. Vice President & Chief Financial Officer